UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 8, 2005



                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)


       Delaware                    0-21683                      13-3899021
      (State of             (Commission File No.)             (IRS Employer
    incorporation)                                          Identification No.)

                               3130 Winkle Avenue
                          Santa Cruz, California 95065
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 8, 2005, GraphOn Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

Exhibit No.    Description

    99.1       Press release dated March 8, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2005


                               GraphOn Corporation



                               By:     /s/ William Swain
                                       ------------------------------
                               Name:   William Swain
                               Title:  Chief Financial Officer